Other Assets	12 Months Ended
Dec. 31, 2024
Text Block 1 [Abstract]
Other Assets

Note 13. Other Assets

Other assets were comprised of the following:

	December 31, 2024	December 31, 2023	January 1, 2023

EH Cryo project asset (a)	$161	$-	$-
Investment in associates and joint ventures	26	28	25
Redemption options (b)	17	-	-
Prepaid deposits	5	12	9
Long-term receivables	-	-	25

Total other assets	$209	$40	$59

(a)
EH Cryo project asset

During the second quarter of 2024, Enerflex suspended site activity on the EH Cryo project, demobilized its personnel and provided its customer with notice of Force Majeure following a fatal drone attack at an adjacent facility. Due to the continuing Force Majeure and circumstances that made it impossible for Enerflex to fulfill its obligations under the EH Cryo project contract, Enerflex terminated the contract during the fourth quarter of 2024.

The future revenue associated with the cancelled performance obligations of $75 million has been removed from the Company’s ES backlog. There was no gross margin on the future revenue associated with the cancelled performance obligation for the EH Cryo project.

On termination of the contract, the Company reassessed the value of the unbilled revenue associated with the EH Cryo project. The previously recognized unbilled revenue of $178 million associated with the EH Cryo project was reduced by $17 million to reflect the revised estimated transaction price. The decrease in the unbilled revenue was accounted for as a reduction to revenue during the fourth quarter of 2024. Management has made estimates and assumptions surrounding the expected proceeds and profitability of the EH Cryo project contract, the estimated degree of completion based on cost progression and other factors that impact the amount of revenue recognized for the project. Although these factors are reviewed as part of the project management process, changes in these estimates or assumptions could lead to changes in the revenue recognized.

The Company previously recognized a provision for unrecoverable costs of its obligation to complete the project (“onerous loss provision”). On termination of the contract during the fourth quarter of 2024, the outstanding provision of $17 million was derecognized as the Company no longer had an obligation to incur additional costs to complete the project after termination. The derecognition of the onerous loss provision was accounted for as a reduction to COGS during the fourth quarter of 2024.

The combined effect of the reduction in unbilled revenue and the derecognition of the onerous loss provision did not impact the Company’s gross margin.

Management does not expect settlement of the outstanding amounts from the customer within the next twelve months. As a result, the revised unbilled revenue of $161 million was reclassified to other long-term assets. Enerflex is seeking to recover all amounts owing, including the unbilled revenue, through arbitration proceedings.

Since inception of the project, Enerflex has maintained a $31 million Letter of Credit in support of its obligation under the EH Cryo project contract. Enerflex would view any drawing of the financial security in the prevailing circumstances as improper and would be considered as an additional receivable owed by the customer. See the “Legal Proceedings” section of Note 30 for further details.

(b)
Redemption Options

The Company’s senior secured notes (“Notes”) contain optional redemption features that allow the Company to redeem all or part of the Notes at prices set forth in the Notes agreement at a premium, following certain dates specified in the Notes agreement. These redemption features constitute embedded derivatives that are required to be separated from the Notes and measured at fair value.

The embedded derivative components of these hybrid financial instruments are measured at fair value at each reporting date with gains or losses in fair value recognized through profit or loss. The decline in risk-free rates has resulted in a significant increase to the value of the redemption options, and accordingly, the Company has recognized an embedded derivative asset of $17 million as at December 31, 2024 (December 31, 2023 – nil, January 1, 2023 – nil) related to these redemption options. At December 31, 2024, the Company recognized a gain on redemption options of $17 million (December 31, 2023 – nil).